SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     --------------------------------------

     Date of Report (Date of earliest event reported): [February 28, 2002]

                                 SEGMENTZ, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        000-49606              75-2928175
 (State or other jurisdiction          (Commission           (IRS Employer or
   incorporation)                      File Number)         Identification no.)



                  18302 Highwood's Preserve Parkway, Suite 210
                                 Tampa, FL 33467
                                 (813) 989-2232
               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4 - Change in Registrant's Certifying Accountant

         On February 11, 2002, ValienteHernandez P.A., ("VALIENTEHERNANDEZ") resigned as outside auditors for TransLogistics, Inc. (the "Company"). VALIENTEHERNANDEZ had acted as the Company's outside auditors from inception through such resignation. The Company's Board of Directors, acceptedVALIENTEHERNANDEZ's resignation and appointed the accounting firm of Pender, Newkirk & Company ("PENDER NEWKIRK"), as the Company's new outside auditors.

         During the two most recent fiscal years and any subsequent interim period preceding VALIENTEHERNANDEZ's resignation, there were no disagreements between the Company and the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former auditors, would have caused VALIENTEHERNANDEZ to make a reference to the subject matter of the disagreement in connection with its auditor's reports in such financial statements. VALIENTEHERNANDEZ's report on the Company's financial statements for the fiscal years ended December 31, 2000 (no financial statements for the year ended December 31, 2001 were audited by VALIENTEHERNANDEZ), did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principals.

         Prior to engaging PENDER NEWKIRK, the Company consulted with PENDER NEWKIRK as to its qualifications, experiences and ability to audit the Company's financial statements. The Company and PENDER NEWKIRK did not have the substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements and there are no reports nor written or oral advice provided by the new accountants' experience, provided in deciding to retain PENDER NEWKIRK Further, as noted, there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

         Prior to VALIENTEHERNANDEZ's resignation, VALIENTEHERNANDEZ did not express a difference of opinion regarding any events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K. PENDER NEWKIRK is expected to audit the Company's financial statements as of and for the period ended December 31, 2001. The Company has provided a copy of this Form 8-K to both VALIENTEHERNANDEZ and PENDER NEWKIRK requesting in the case of VALIENTEHERNANDEZ that VALIENTEHERNANDEZ furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K herein. A copy of VALIENTEHERNANDEZ's letter which does not object to the Company's responses herein is attached as Exhibit
16.01. PENDER NEWKIRK has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to
Item 304 of Regulation S-K.

ITEM 7 - Financial Statements and Exhibits

           (a) Financial statements of business acquired.

             Not applicable

           (b) Pro forma financial information.

             Not applicable


           (c) Exhibits

           16.01 Letter of VALIENTEHERNANDEZ, P.A., regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 5, 2002.




                                                  By: /S/ALLAN MARSHALL
                                                     ---------------------------
                                                     Allan Marshall,
                                                     Chief Executive Officer